UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

XBP Global Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40206	85-2002883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6641 N. Belt Line Road, Suite 100 Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

(844) 935-2832

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	XBP	The Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	XBPEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 12, 2025, XBP Global Holdings, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Certificate of Amendment contains provisions identical to those in the certificate of amendment filed on July 29, 2025, which was previously disclosed in the Company’s Current Report on Form 8-K filed on August 4, 2025.

Immediately prior to filing the Certificate of Amendment, the Company filed two Certificates of Correction with the Secretary of State of the State of Delaware, which voided (i) the certificate of amendment filed on July 29, 2025 (which was subsequently replaced with the Certificate of Amendment), and (ii) a certificate of amendment dated July 30, 2025, that purported to change the Company’s name to its present name, a change already effected.

The foregoing description is qualified in its entirety by reference to the Certificate of Amendment and the two Certificates of Correction, filed as Exhibits 3.1, 3.2, and 3.3 hereto, respectively, and incorporated herein by reference.

For clarity, the corrective filings described above did not result in any changes to the substance of the Company’s Third Amended and Restated Certificate of Incorporation, as amended, or to the Company’s previously announced plans regarding its common stock

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to Third Amended and Restated Certificate of Incorporation, dated December 12, 2025.
3.2	Certificate of Correction to Certificate of Amendment of Certificate of Incorporation (voiding July 29, 2025 Amendment), dated December 12, 2025.
3.3	Certificate of Correction to Certificate of Amendment of Certificate of Incorporation (voiding July 30, 2025 Amendment), dated December 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2025

XBP GLOBAL HOLDINGS, INC.

By:	/s/ Ross Dawson
Ross Dawson
Secretary